iShares®
iShares Trust
Supplement dated October 1, 2025
to the currently effective Prospectus, Summary Prospectus and Statement of Additional
Information (“SAI”), as applicable, for the iShares Large Cap Accelerated Outcome ETF (TWOX),
iShares Large Cap 10% Target Buffer Sep ETF (STEN) and iShares Large Cap Max Buffer Sep
ETF (SMAX) (each, a “Fund”)
As described in the Fund’s Prospectus, Summary Prospectus and SAI, each Fund seeks to provide certain outcomes for an investment held over an entire Outcome Period. Capitalized terms have the meanings ascribed to them in each Fund’s Prospectus and SAI.
An investment in each Fund over the course of the Outcome Period is subject to such Fund’s Approximate Cap as set forth in the table below.

Fund (Ticker)	Outcome Period	Approximate Cap

iShares Large Cap Accelerated Outcome ETF (TWOX)	Oct. 1, 2025 to Dec. 31, 2025	6.74% (gross of management fee) 6.62% (net of management fee)

iShares Large Cap 10% Target Buffer Sep ETF (STEN)	Oct. 1, 2025 to Sep. 30, 2026	17.63% (gross of management fee) 17.13% (net of management fee)

iShares Large Cap Max Buffer Sep ETF (SMAX)	Oct. 1, 2025 to Sep. 30, 2026	7.80% (gross of management fee) 7.30% (net of management fee)
Each Fund’s Prospectus, Summary Prospectus and SAI are amended to revise all references to the Outcome Period and Approximate Cap, when applicable, to reflect the information above.
If you have any questions, please call 1‑800‑iShares (1‑800‑474‑2737).

iShares® is a registered trademark of BlackRock Fund Advisors and its affiliates.
IS‑A‑TWOX+STEN+SMAX‑Cap‑1025

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